UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

620 Eighth Avenue, 49th Floor, New York, New York 10018

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

February 5, 2008

To the Stockholders:

The Annual Meeting of Stockholders of Western Asset High Income Opportunity Fund Inc. (the "Fund") will be held at 620 Eighth Avenue, 49th Floor, New York, New York, on Thursday, February 28, 2008 at 2:00 p.m., New York time, for the following purposes:

1. The election of Directors (Proposal No. 1); and

2. The transaction of such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on January 7, 2008 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof.

By Order of the Board of Directors

Robert I. Frenkel
Secretary

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts

(1) ABC Corp	ABC Corp. (by John Doe, Treasurer)

(2) ABC Corp	John Doe, Treasurer

(3) ABC Corp., c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2) John B. Smith	John B. Smith, Jr., Executor

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

620 Eighth Avenue, 49th Floor, New York, New York 10018

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Western Asset High Income Opportunity Fund Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Stockholders of the Fund to be held at 620 Eighth Avenue, 49th Floor, New York, New York, on Thursday, February 28, 2008 at 2:00 p.m., New York time, and at any adjournments or postponements thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice").

The costs of soliciting proxies and the expenses incurred in preparing this proxy statement will be borne by the Fund and are expected to be approximately $17,000 . In addition, the Fund will reimburse brokerage firms or other record holders for their expenses in forwarding solicitation materials to beneficial owners of shares of the Fund. Proxy solicitations will be made primarily by mail. In addition, officers, directors and employees of the Fund; Legg Mason, Inc.; Legg Mason Partners Fund Advisor, LLC ("LMPFA" or the "Manager"), the Fund's investment manager, which is a wholly-owned subsidiary of Legg Mason, Inc.; Western Asset Management Company ("Western Asset" or the "subadviser"), the Fund's sub-investment adviser; and/or American Stock Transfer & Trust Co. ("AST"), the Fund's transfer agent, may solicit proxies in person or by telephone or mail. Legg Mason, Inc. is located at 100 Light Street, Baltimore, Maryland 21202; LMPFA is located at 399 Park Avenue, New York, New York 10022; Western Asset is located at 385 East Colorado Boulevard, Pasadena, California 91101; and AST is located at 6201 15th Avenue, 1st Floor, Brooklyn, New York 11219.

The Annual Report of the Fund, including audited financial statements for the fiscal year ended September 30, 2007, has previously been furnished to all stockholders of the Fund. This proxy statement and form of proxy are first being mailed to stockholders on or about February 5, 2008. The Fund will provide, without charge, additional copies of the Annual Report to any stockholder upon request by calling the Fund at 1-800-331-1710.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" the election of each nominee in Proposal 1. In accordance with the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's common stock entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present but which have not been voted.

Directors are elected by a plurality of the votes cast at a Meeting with a quorum present. Because a plurality is measured by a portion of the votes actually cast, abstentions will have no impact on the election of Directors. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date, by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

The Board knows of no business other than that specifically mentioned in the Notice to be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment to the extent permissible under applicable law.

The Board has fixed the close of business on January 7, 2008 as the record date (the "Record Date") for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. Stockholders of the Fund on that date will be entitled to one vote on each matter for each share held, and a fractional vote with respect to fractional shares, with no cumulative voting rights. At the Record Date, the Fund had outstanding 76,930,279.249 shares of Common Stock, par value $0.001 per share, the only authorized class of stock, of which 73,209,644.020 or 95.16% were held in accounts, but not beneficially owned, by Cede & Co., as nominee for The Depository Trust Company, Box 20, Bowling Green Station, New York, New York 10004-9998.

As of the Record Date, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")), to the knowledge of the Fund, owned beneficially 5% or more of the outstanding shares of the Fund. As of the Record Date, the officers and Directors of the Fund in the aggregate beneficially owned less than 1% of the outstanding shares of the Fund.

In the event that a quorum is not present, or if sufficient votes to elect Directors in Proposal No. 1 as set forth in the Notice and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may move for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Meeting, the percentage of votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting. If an adjournment is proposed, the persons named as proxies will vote the shares that they are entitled to vote in their discretion.

Proposal No. 1: Election of Directors

In accordance with the Fund's Charter, the Board is currently classified into three classes: Class I, Class II and Class III. The Directors serving in Class I have terms expiring at the Meeting, and they, in addition to Mr. Salacuse, have been nominated by the Board of Directors for election at the Meeting to serve for a term of three years (until the 2011 Annual Meeting of Stockholders), or until their successors have been duly elected and qualified or until they resign or are otherwise removed. The terms of office of the remaining Class II and Class III Directors expire at the year 2009 or 2010 Annual Meeting of Stockholders, respectively, or thereafter when their successors have been duly elected and qualified or until they resign or are otherwise removed. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

The affirmative vote of a plurality of the votes cast at a Meeting at which a quorum is present is sufficient to elect each nominee. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of each of the persons listed below as nominees.

Each of the nominees is currently a member of the Fund's Board of Directors and has indicated that he or she will serve if elected. The Board knows of no reason why any of the nominees listed below will be unable to serve, but in the event of any such unavailability, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees in their discretion.

Certain information concerning the nominees is set forth below. Any Director affiliated with the Manager or otherwise considered an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk(*). Information as to beneficial ownership is based upon information furnished to the Fund by the Directors.

Persons Nominated for Election as Directors

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director
Class I Director Nominees

NON-INTERESTED DIRECTORS:

Carol L. Colman c/o Chairman of the Fund 620 Eighth Avenue – 49th Floor New York, NY 10018 Birth year: 1946	Director and Member of Audit and Nominating Committees	Since 2007	President, Colman Consulting Co.	22	None

Daniel P. Cronin c/o Chairman of the Fund 620 Eighth Avenue – 49th Floor New York, NY 10018 Birth year: 1946	Director and Member of Audit and Nominating Committees	Since 2007	Retired; formerly, Associate General Counsel, Pfizer, Inc.	22	None

Jeswald W. Salacuse c/o Chairman of the Fund 620 Eighth Avenue – 49th Floor New York, NY 10018 Birth year: 1938	Director and Member of Audit and Nominating Committees	Since 2007	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University	19	Director of two registered investment companies advised by Blackstone Asia Advisors L.L.C. ("Blackstone Advisors")

**  The term "Fund Complex" means two or more registered investment companies that:

(a)  Hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)  Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Directors Continuing in Office

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director
Class II Directors

INTERESTED DIRECTOR:

R. Jay Gerken, CFA* Legg Mason & Co., LLC ("Legg Mason") 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director, Legg Mason; Chairman, President and Chief Executive Officer of LMPFA; Chairman of the Board, Trustee, or Director of 133 funds associated with LMPFA and its affiliates (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason or its affiliates; formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)	133	Trustee, Consulting Group Capital Markets Fund

NON-INTERESTED DIRECTORS:

Paolo M. Cucchi c/o Chairman of the Fund 620 Eighth Avenue – 49th Floor New York, NY 10018 Birth Year:1941	Director and Member of Audit and Nominating Committees	Since 2007	Vice President and Dean of College of Liberal Arts at Drew University.	22	None

*  Designates a Director who is an "interested person" of the Fund as defined in the 1940 Act because he is a Managing Director of Legg Mason, the parent company of the Fund's investment manager.

**  The term "Fund Complex" means two or more registered investment companies that:

(a)  Hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)  Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director
Class III Directors

NON-INTERESTED DIRECTORS:

Leslie H. Gelb c/o Chairman of the Fund 620 Eighth Avenue – 49th Floor New York, NY 10018 Birth year: 1937	Director and Member of Audit and Nominating Committees	Since 2007	President Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	21	Director of two registered investment companies advised by Blackstone Advisors

William R. Hutchinson c/o Chairman of the Fund 620 Eighth Avenue – 49th Floor New York, NY 10018 Birth year: 1942	Director and Member of Audit and Nominating Committees	Since 2007	President, W.R. Hutchinson & Associates Inc. (consulting), formerly Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	22	Director of Associated Banc-Corp.

Dr. Riordan Roett c/o Chairman of the Fund 620 Eighth Avenue – 49th Floor New York, NY 10018 Birth year: 1938	Director and Member of Audit and Nominating Committees	Since 2007	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University.	21	None

**  The term "Fund Complex" means two or more registered investment companies that:

(a)  Hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)  Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Beneficial Ownership Report

Name of Director	Dollar Range*(1) of Equity Securities in the Fund	Aggregate Dollar Range*(1) of Equity Securities in all Funds Overseen by Director and Advised by LMPFA
NON-INTERESTED DIRECTORS

Carol L. Colman	A	E

Daniel P. Cronin	A	E

Paolo M. Cucchi	A	C

Leslie H. Gelb	A	A

William R. Hutchinson	A	E

Dr. Riordan Roett	A	C

INTERESTED DIRECTOR

R. Jay Gerken	B	E

*  The dollar ranges are as follows: "A" = None; "B" = $1-$10,000; "C" = $10,001-$50,000; "D" = $50,001-$100,000; "E" = over $100,000.

(1)  This information has been furnished by each Director and nominee for election as Director as of December 31, 2006. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the 1934 Act.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act in combination require the Fund's Directors and officers and persons who own more than 10% of the Fund's common stock, as well as LMPFA and certain of its affiliated persons, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, Inc. ("NYSE"). Such persons are required by SEC regulations to furnish the Fund with copies of all such filings. Based solely upon its review of the copies of such filings received by it and certain other information received by it, the Fund believes that, for the fiscal year ended September 30, 2007, all filing requirements applicable to such persons were met.

Responsibilities of the Board of Directors

The Board of Directors is responsible for ensuring that the Fund is managed in the best interest of its stockholders. The Directors oversee the Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers including LMPFA, Western Asset, the custodian and the transfer agent. As part of this process, the Directors consult with the Fund's independent auditors and with their own separate independent counsel.

The Board of Directors has four regularly scheduled meetings each year, and additional meetings are scheduled as needed. In addition, the Board has an Audit Committee and a Nominating Committee that meet periodically and whose responsibilities are described below.

During the fiscal year ended September 30, 2007, the Board of Directors held four regular meetings and one special meeting. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. The Fund does not have a formal policy regarding attendance by Directors at annual meetings of stockholders. Mr. Gerken attended the Fund's 2007 Annual Meeting of Stockholders.

The Directors review the Fund's financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received and while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund's management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, LMPFA and its affiliates and other funds and clients managed by LMPFA and Western Asset to ensure that the Fund is managed in a manner which is in the best interest of the Fund's stockholders.

Committees of the Board of Directors

The Fund's Audit Committee is composed of all Directors who have been determined not to be "interested persons" of the Fund, LMPFA, Western Asset or their affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. Currently, the Audit Committee is composed of Ms. Colman and Messrs. Cronin, Cucchi, Gelb, Hutchinson and Roett. The principal functions of the Audit Committee are: to (a) oversee the scope of the Fund's audit, the Fund's accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund's independent registered public accounting firm, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund's independent registered public accounting firm. This Committee met four times during the fiscal year ended September 30, 2007. The Fund's Board of Directors adopted an amended Audit Committee Charter at a meeting held on December 16, 2005, a copy of which was filed as Exhibit A to the Fund's proxy statement dated January 30, 2007.

The Fund's Corporate Governance and Nominating Committee (the "Nominating Committee"), the principal function of which is to select and nominate candidates for election as Directors of the Fund, is currently composed of Ms. Colman and Messrs. Cronin, Cucchi, Gelb, Hutchinson and Roett. Only Directors who are not "interested persons" of the Fund as defined in the 1940 Act and who are "independent" as defined in the New York Stock Exchange listing standards are members of the Nominating Committee. The Nominating Committee may accept nominees recommended by the stockholder as it deems appropriate. Stockholders who wish to recommend a nominee should send recommendations to the Fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. The Nominating Committee met three times during the Fund's fiscal year ended September 30, 2007. The Fund's Board of Directors adopted a Corporate Governance and Nominating Committee Charter at a meeting held on January 20, 2004, a copy of which was filed as Exhibit B to the Fund's proxy statement dated January 30, 2007.

The Nominating Committee identifies potential nominees through its network of contacts, and may also engage, if it deems appropriate, a professional search firm. The Nominating Committee meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund's Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Nominee Committee may consider the following factors, among any others it may deem relevant:

• whether or not the person is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

• whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

• whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

• whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

• the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

• the character and integrity of the person; and

• whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

Compensation

Under the federal securities laws, and in connection with the Meeting, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by LMPFA. The following table provides information concerning the compensation paid to each Director by the Fund during the fiscal year ended September 30, 2007 and the total compensation paid to each Director during the calendar year ended December 31, 2006. Certain of the Directors listed below are members of the Fund's Audit and Nominating Committees, as well as other committees of the boards of certain other investment companies advised by LMPFA. Accordingly, the amounts provided in the table include compensation for service on all such committees. The Fund does not provide any pension or retirement benefits to Directors. In addition, no remuneration was paid during the fiscal year ended September 30, 2007 by the Fund to Mr. Gerken, who is an "interested person" as defined in the 1940 Act.

Name of Directors	Aggregate Compensation from the Fund for Fiscal Year Ended 9/30/07	Total Compensation from the Fund and Fund Complex(1) for Calendar Year Ended 12/31/06(2)
Carol L. Colman	$10,385	$298,050	(22)
Daniel P. Cronin	$10,087	$238,500	(22)
Paolo M. Cucchi	$9,093	$90,550	(22)
Leslie H. Gelb	$9,367	$209,050	(21)
Willian R. Hutchinson	$9,782	$402,550	(22)
Dr. Riordan Roett	$9,573	$208,000	(21)
Jeswald W. Salacuse(3)	$0	$235,550	(19)

(1)  Fund Complex means two or more Funds (a registrant or, where the registrant is a series company, a separate portfolio of the registrant) that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other Funds.

(2)  The numbers in parentheses indicate the applicable number of investment company directorships held by that Director.

(3)  Mr. Salacuse is a nominee for election as Director but currently does not sit on the Fund's Board.

Current Officers

The following is a list of the current executive officers of the Fund, all of whom have been elected by the Directors to serve until their respective successors are elected:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue – 49th Floor New York, NY 10018 Birth year: 1951	Chairman, President and Chief Executive Officer	Since 2002	(see table of Directors above)

Ted P. Becker Legg Mason 620 Eighth Avenue – 49th Floor New York, NY 10018 Birth year: 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at Citigroup Asset Management ("CAM") (2002 to 2005)

Kaprel Ozsolak Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth year: 1965	Chief Financial Officer and Treasurer	Since 2002	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Controller of certain funds associated with Legg Mason or its predecessor (2002-2004)

Robert I. Frenkel Legg Mason 4th Floor 300 First Stamford Place Stamford, CT 06902 Birth year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel,
Global Mutual Funds for Legg Mason and its predecessor and Vice President and Division Counsel of its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of Citi Fund Management Inc. (2001-2004)

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE NON-INTERESTED DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

Report of the Audit Committee

Pursuant to a meeting of the Audit Committee on December 20, 2007, the Audit Committee reports that it has: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with KPMG LLP ("KPMG"), the independent registered public accounting firm of the Fund, the matters required to be discussed by Statement on Auditing Standards No. 61; and (iii) previously received written confirmation from KPMG that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with KPMG the independent registered public accounting firm's independence.

Pursuant to the Audit Committee Charter adopted by the Fund's Board, the Audit Committee is responsible for conferring with the Fund's independent registered public accounting firm, reviewing annual financial statements and recommending the selection of the Fund's independent registered public accounting firm. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent registered public accounting firm is responsible for planning and carrying out the proper audits and reviews of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are responsible for oversight. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principals and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended September 30, 2007.

Submitted by the Audit Committee
of the Fund's Board of Directors

Carol L. Colman
Daniel P. Cronin
Paolo M. Cucchi
Leslie H. Gelb
William R. Hutchinson
Dr. Riordan Roett

December 20, 2007

Disclosure of Independent Registered Public Accounting Firm Fees

Audit Fees. Audit fees paid by Fund to KPMG LLP ("KPMG") in connection with KPMG's audit of the Fund's annual financial statements for the fiscal years ended September 30, 2006 and 2007 were $31,000 and $31,000, respectively.

Audit-Related Fees. Fees for services related to the audit of the Fund's financial statements rendered by KPMG for the fiscal years ended September 30, 2006 and 2007 were $0 and $0, respectively.

Tax Fees. Fees for services rendered by KPMG for tax compliance for the fiscal years ended September 30, 2006 and 2007 were $0 and $6,000, respectively. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely tax qualification review and tax distribution and analysis planning rendered by KPMG to the Fund.

All Other Fees. There were no other fees billed to KPMG for services rendered to the Fund for the last two fiscal years.

Pre-Approval Policies and Procedures. The Audit Committee Charter requires that the Audit Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent registered public accounting firm to the Manager and any service providers controlling, controlled by or under common control with the Manager that provide ongoing services to the Fund ("Covered Service Providers") if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Audit Committee may not approve non-audit services that the Committee believes may impair the independence of the registered public accounting firm. As of the date of the approval of the Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Manager and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Manager and (c) any Covered Service Provider during the fiscal year in which the services are provided that would not have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

There were no services rendered by KPMG to the Fund for which the pre-approval requirement was waived.

Aggregate Non-Audit Fees. The aggregate non-audit fees billed by KPMG for non-audit services rendered to the Fund, the Manager and Covered Service Providers for the years ended December 31, 2006 and December 31, 2007 were $0 and $0, respectively.

The Fund's Audit Committee has considered whether the provision of non-audit services that were rendered by KPMG to LMPFA and Covered Service Providers which were not pre-approved (i.e., not requiring pre-approval) is compatible with maintaining KPMG's independence. All services provided by KPMG to the Fund, LMPFA or Covered Service Providers which were required to be pre-approved were pre-approved as required.

Submission of Stockholder Proposals and Other Stockholder Communications

Stockholder proposals intended to be presented at the 2009 Annual Meeting of the stockholders of the Fund must be received by September 27, 2008 to be included in the proxy statement and the form of proxy relating to that meeting, as the Fund expects that the 2009 Annual Meeting will be held in February 2009. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Any stockholder who desires to submit a proposal at the 2009 Annual Meeting of Shareholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to Western Asset High Income Opportunity Fund Inc., 300 First Stamford Place, 2nd Floor, Stamford, CT 06902) prior to November 28, 2008. However, if less than 70 days' notice or prior public disclosure of the date of the 2008 Annual Meeting of Shareholders is given or made to stockholders, any such notice to be timely must be received not later than the close of business on the 10th day following the day on which notice of the date of the annual or special meeting was given or such public disclosure was made. Stockholder proposals are subject to certain regulations under the federal securities laws.

The Fund's Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, "Accounting Matters"). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer ("CCO"). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund's Audit Committee Chair (together with the CCO, "Complaint Officers"). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC
Compliance Department
620 Eighth Avenue, 49th Floor
New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

The Fund's Audit Committee Chair may be contacted at:

Western Asset High Income Opportunity Fund Inc.
Audit Committee Chair
c/o Robert K. Fulton, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

A stockholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Fund at 300 First Stamford Place, 4th Floor, Stamford, CT 06902. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which stockholder communications will be relayed to the Board.

Additional Information

Legg Mason's sole business is asset management, with on-the-ground management capabilities located around the world and assets under management as of September 30, 2007 aggregating approximately $1 trillion.

Other Matters

The Manager knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

By Order of the Board of Directors,

Robert I. Frenkel
Secretary

February 5, 2008

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE AND SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

ANNUAL MEETING OF STOCKHOLDERS OF

WESTERN ASSET HIGH INCOME

OPPORTUNITY FUND INC.

February 28, 2008

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

20300000000000001000 4	022808

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
The Board of Directors recommends a vote “FOR” the following proposal:
1.Election of Directors:
2. Any other business that may properly come before the Meeting.
NOMINEES:
FOR ALL NOMINEES	Carol L. Colman Daniel P. Cronin	The persons named as proxies are authorized to vote in their discretion on any other business that may properly come before the Meeting.
WITHHOLD AUTHORITY FOR ALL NOMINEES	Jeswald W. Salacuse	Please Complete, Sign and Date hereon and Mail in Accompanying Postpaid Envelope.

FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

Please check the box to the right if you will be attending the Meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.   When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

0

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND

The undersigned hereby appoints R. Jay Gerken, Robert I. Frenkel, William J. Renahan, Todd Lebo, Grace Sinn, Robert Nelson, Michael Kocur and Marc De Oliveira and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Western Asset High Income Opportunity  Fund Inc. (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at Legg Mason, 620 Eighth Avenue, 49th Floor, New York, New York on Februrary 28, 2008, at 2:00 p.m., Eastern Standard Time and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying proxy statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon.  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.  A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder.  The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees as director.

Please refer to the proxy statement for a discussion of the Proposal.

(Continued and to be signed on the reverse side)

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